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                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 19, 2005, is by and between VYTERIS HOLDINGS (NEVADA), INC., a Nevada corporation (the "Company"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as an "Investor" and, collectively, as the "Investors".

     The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement, dated as of August 19, 2005 (the "Securities Purchase Agreement"), to issue and sell to each Investor named therein (A) one or more Senior Secured Convertible Debentures in the form attached to the Securities Purchase Agreement (each, a "Debenture" and, collectively, the "Debentures") and (B) one or more Warrants in the respective forms attached to the Securities Purchase Agreement (each, a "Warrant" and, collectively, the "Warrants").

     The Debentures are convertible into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"). The Warrants are exercisable into shares of Common Stock (the "Warrant Shares") in accordance with their terms.

     In order to induce each Investor to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities laws.

     In consideration of each Investor entering into the Securities Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS.

     For purposes of this Agreement, the following terms shall have the meanings specified:

          "Additional Registrable Shares" means the 700,000 shares of Common Stock issuable by the Company due to certain registration defaults in connection with the registration of securities pursuant to the Company's Form SB-2 Registration Statement No. 333-120411.

          "Amortization Stock Option Share" has the meaning specified in the Debentures.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which the Commission is closed or on which banks in the City of New York are authorized by law to be closed.

          "Commission" means the Securities and Exchange Commission.

          "Holder" means any person owning or having the right to acquire, through conversion of the Debentures or exercise of the Warrants or otherwise, Registrable Securities, including initially each Investor and thereafter any permitted assignee thereof.

          "Initial Debenture" means a Debenture issued at the Initial Closing.

          "Initial Effective Date" means the date on which the Initial Registration Statement is declared effective by the Commission.

          "Initial Filing Deadline" means the sixtieth (60th) calendar day following the Initial Closing Date.

          "Initial Registration Deadline" means the earlier of (i) the one hundred and twentieth (120th) calendar day following the Closing Date and
     (ii) the fifth (5th) Business Day after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement.

          "Initial Registration Statement" means the Registration Statement filed by the Company pursuant to paragraph 2(a) hereof.

          "Initial Warrant" means a Warrant issued at the Initial Closing.

          "Interest Stock Option Share" has the meaning specified in the Debentures.

          "Option Debenture" means a Debenture issued at the Option Closing.

          "Option Effective Date" means the date on which the Option Registration Statement is declared effective by the Commission.

          "Option Filing Deadline" means the thirtieth (30th) calendar day following the Option Closing Date.

          "Option Registration Deadline" means the earlier of (i) the ninetieth
     (90th) calendar day following the Option Closing Date or, if the Registration Statement is subject to a full review by the Commission, the one hundred and twentieth (120th) calendar day following the Option Closing Date and (ii) the fifth (5th) Business Day after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement.

          "Option Registration Statement" means the Registration Statement filed by the Company pursuant to paragraph 2(b) hereof.

          "Option Warrant" means the Warrant issued at the Option Closing.


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          "Registrable Securities" means the Conversion Shares, the Warrant
     Shares, the Amortization Stock Option Shares and the Interest Stock Option Shares, and any other shares of Common Stock issuable pursuant to the terms of the Debenture or the Warrants, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares, the Warrant Shares, the Amortization Stock Option Shares and the Interest Stock Option Shares.

          "Registration Period" has the meaning set forth in paragraph 2(c) below.

          "Registration Statement" means a registration statement or statements prepared in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or any successor rule providing for the offering of securities on a continuous or delayed basis.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings specified in the Securities Purchase Agreement.

     2.   REGISTRATION.

          (a) Filing of Initial Registration Statement. On or before the Initial Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement on Form SB-2 as a "shelf" registration statement under Rule 415 covering the resale of a number of shares of Registrable Securities equal to two hundred percent (200%) of the number of shares of Common Stock issuable upon conversion of the Initial Debentures and exercise of the Initial Warrants (such number to be determined without regard to any restriction on such conversion or exercise). Such Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the conversion of the Initial Debentures and exercise of the Initial Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events.

          (b) Filing of Option Registration Statement. On or before the Option Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement on Form SB-2 as a "shelf" registration statement under Rule 415 covering the resale of a number of shares of Registrable Securities equal to the sum of (i) two hundred percent (200%) of the number of shares of Common Stock issuable upon conversion of the Option Debentures and exercise of the Option Warrants (such number to be determined without regard to any restriction on such conversion or exercise) and (ii) the Additional Registrable Securities. Such Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the conversion of the Option Debentures and exercise of the Option Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events.

          (c) S-3 Registration Statement. Notwithstanding the foregoing paragraphs 2(a) and 2(b), if at the relevant filing deadline the Company does not meet the eligibility requirements for filing a Registration Statement on Form SB-2, then in each such case the Company shall instead


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prepare and file with the Commission a Registration Statement meeting the foregoing requirements on Form S-1. In the event that the Company files a Registration Statement on Form S-1 or Form SB-2, and thereafter meets the eligibility requirements to use Form S-3 for the resale of Registrable Securities by the Investor, the Company shall re-file such Registration Statement, or file a new Registration Statement covering at least the number of shares then registered on the existing Registration Statement(s) (and not previously sold pursuant to an existing Registration Statement or pursuant to Rule 144 under the Securities Act ("Rule 144")), on Form S-3 as promptly as practicable (but in no event later than thirty (30) days) after the Company meets such requirements.

          (d) Effectiveness. The Company shall use reasonable best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the Initial Registration Deadline (in the case of the Initial Registration Statement) or the Option Registration Deadline (in the case of the Option Registration Statement). The Company shall respond promptly to any and all comments made by the staff of the Commission on with respect to a Registration Statement, and shall submit to the Commission, within two (2) Business Days after the Company learns that no review of such Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company will maintain the effectiveness of each Registration Statement filed pursuant to this Agreement until the earliest to occur of (i) the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to either the Registration Statement or Rule 144, (ii) the date on which all of the Registrable Securities remaining to be sold under such Registration Statement (in the reasonable opinion of counsel to the Company) may be immediately sold to the public under Rule 144(k) under the Securities Act ("Rule 144(k)") or any successor provision and (iii) the date that is the second
(2nd) anniversary of the Effective Date (the period beginning on the Closing Date and ending on the earliest to occur of (i), (ii) or (iii) above being referred to herein as the "Registration Period").

          (e) Registration Default. If (i) the Initial Registration Statement is not filed on or before the Initial Filing Deadline or declared effective by the Commission on or before the Initial Registration Deadline, (ii) the Option Registration Statement is not filed on or before the Option Filing Deadline or declared effective by the Commission on or before the Option Registration Deadline, (iii) after a Registration Statement has been declared effective by the Commission, sales of Registrable Securities (other than such Registrable Securities as are then freely saleable pursuant to Rule 144(k)) cannot be made by a Holder under a Registration Statement for any reason not within the exclusive control of such Holder, or (iv) an amendment or supplement to a Registration Statement, or a new registration statement, required to be filed pursuant to the terms of paragraph 3(j) or 3(k) below, is not filed on or before the date required by such paragraph (each of the foregoing clauses (i), (ii), (iii) and (iv) being referred to herein as a "Registration Default"), the Company shall make cash payments to each Holder equal to such Holder's pro rata share (based on the aggregate number of Registrable Securities then held by or issuable to such Holder as of the occurrence of a Registration Deadline) equal to one percent (1%) of the aggregate Purchase Price paid by such Holder for such Holder's Debenture and Warrants for each thirty (30) day period (pro rated for partial periods) in which a Registration Default exists. Notwithstanding any provision of this Agreement to the contrary, the Company shall be permitted to suspend for one or more periods


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(provided that (i) the aggregate length of any one suspension period shall not exceed ten (10) consecutive Business Days, (ii) the length of all suspension periods in any 365 day period shall not exceed twenty (20) Business Days in the aggregate, and (iii) there is not more than one suspension period in any thirty calendar day period; provided further, however, that, until the Company meets the eligibility requirements to use Form S-3, the first 30 calendar days (or the first 45 calendar days if the Company is using its best efforts to cause the effectiveness of the applicable post-effective amendment) of a suspension due to a full review by the Commission of a post-effective amendment of a Registration Statement shall not count towards the 10 and 20 Business Day limitations set forth in the preceding clauses (i) and (ii), respectively) the actions required under paragraph 2(a) of this Agreement to the extent that the Board of Directors of the Company concludes reasonably and in good faith that the disclosure of information in the prospectus is not in the best interest of the Company. Each such payment required to be made under this paragraph 2(e) shall be made within five (5) Business Days following the last day of each calendar month in which a Registration Default exists. Any such payment shall be in addition to any other remedies available to each Holder at law or in equity, whether pursuant to the terms hereof, the Securities Purchase Agreement, the Debentures, or otherwise.

          (f) Allocation of Conversion Shares and Warrant Shares. The initial number of Conversion Shares and Warrant Shares included in any Registration Statement and each increase in the number thereof included therein shall be allocated pro rata among the Holders based on the aggregate number of Registrable Securities issuable to each Holder at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the Commission (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect at such time and without regard to any restriction on the ability of a Holder to convert such Holder's Debenture or exercise such Holder's Warrant as of such date). In the event that a Holder sells or otherwise transfers any of such Holder's Registrable Securities, each transferee shall be allocated the portion of the then remaining number of Registrable Securities included in such Registration Statement allocable to the transferor.

          (g) Registration of Other Securities. During the period beginning on the date hereof and ending on the Effective Date, the Company shall refrain from filing any registration statement (other than (i) a Registration Statement filed hereunder, (ii) a registration statement on Form S-8 with respect to stock option plans and agreements and stock plans currently in effect and disclosed in the Securities Purchase Agreement or the schedules thereto, or (iii) a registration statement on Form S-4 with respect to an acquisition or other business combination involving the Company. In no event shall the Company include any securities other than Registrable Securities and those securities listed on Schedule 2(g) hereto on any Registration Statement filed by the Company on behalf of the Holders pursuant to the terms hereof.

     3.   OBLIGATIONS OF THE COMPANY.

     In addition to performing its obligations hereunder, including without limitation those pursuant to Section 2 above, the Company shall, with respect to each Registration Statement:

          (a) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the


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effectiveness of such Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

          (b) at such time following the Closing that the Company is eligible to do so, use commercially reasonable efforts to secure the listing on the Principal Market of all Registrable Securities issuable upon conversion of the Debentures and exercise of the Warrants, and at any Holder's request, provide such Holder with reasonable evidence thereof;

          (c) so long as a Registration Statement is effective covering the resale of the applicable Registrable Securities owned by a Holder, furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

          (d) use commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may reasonably be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

          (e) notify each Holder immediately after becoming aware of the occurrence of any event (but shall not, without the prior written consent of such Holder, disclose to such Holder any facts or circumstances constituting material non-public information) as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as promptly as practicable prepare and file with the Commission and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (f) use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to use commercially reasonable efforts obtain the withdrawal thereof at the earliest possible time and to notify each Holder in writing of the issuance of such order and the resolution thereof;

          (g) furnish to each Holder, on the date that such Registration Statement, or any successor registration statement, becomes effective, a letter, dated such date, signed by an officer of or counsel to the Company and addressed to such Holder, confirming such effectiveness and, to the knowledge of such counsel, the absence of any stop order;


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          (h) provide to each Holder and its representatives the reasonable opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available during normal business hours and with reasonable advance notice its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

          (i) permit counsel for each Holder to review such Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission concerning such Holder and/or the transactions contemplated by the Transaction Documents and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company); and

          (j) in the event that, at any time, the number of shares available under the Initial Registration Statement is insufficient to cover one hundred and fifty percent (150%) of the Registrable Securities issuable under the Initial Debentures and Initial Warrants (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect at such time and without regard to any restriction on the ability of any Holder to convert such Holder's Initial Debenture or exercise such Holder's Initial Warrant) the Company shall promptly amend such Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) day following notice from a Holder of the occurrence of such event, so that such Registration Statement or such new registration statement, or both, covers no less than two hundred percent (200%) of the Registrable Securities eligible for resale thereunder and issuable under the Initial Debentures and Initial Warrants (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect at the time of such amendment or filing and without regard to any restriction on the ability of any Holder to convert such Holder's Initial Debenture or exercise such Holder's Initial Warrant). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Any Registration Statement filed pursuant to this paragraph 3(j) shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Initial Debenture and exercise of the Initial Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in paragraph 2(e) above; and

          (k) in the event that, at any time, the number of shares available under the Option Registration Statement is insufficient to cover one hundred and fifty percent (150%) of the Registrable Securities issuable under the Option Debentures and Option Warrants (such number to be determined without regard to any restriction on the ability of any Holder to convert such Holder's Option Debenture or exercise such Holder's Option Warrant) the Company shall promptly amend such Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) day following notice from a Holder of the occurrence of such event, so that such Registration Statement or such new registration statement, or both, covers no less than two hundred percent (200%) of the Registrable Securities eligible for resale thereunder and issuable under the Option Debentures and Option Warrants (such number to be determined without


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regard to any restriction on such conversion or exercise). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Any Registration Statement filed pursuant to this paragraph 3(k) shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Option Debentures and exercise of the Option Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in paragraph 2(e) above.

     4.   OBLIGATIONS OF EACH HOLDER.

     In connection with the registration of Registrable Securities pursuant to a Registration Statement, each Holder shall:

          (a) timely furnish to the Company (i) a completed Shareholder Questionnaire and (ii) such information in writing regarding itself and the intended method of disposition of such Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

          (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 3(e) or 3(f), immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement as described in paragraph 3(e) or withdrawal of the stop order referred to in paragraph 3(f), and use commercially reasonable efforts to maintain the confidentiality of such notice and its contents;

          (c) to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Securities;

          (d) notify the Company when it has sold all of the Registrable Securities held by it; and

          (e) notify the Company in the event that any information supplied by such Holder in writing for inclusion in such Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and use commercially reasonable efforts to assist the Company as may be appropriate to make such amendment or supplement effective for such purpose.


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     5.   INDEMNIFICATION.

     In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including reasonable legal expenses or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement under which such Registrable Securities were registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 5(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person, for any reasonable legal expenses or other out-of-pocket expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon (i) any disclosure or any omission or alleged omission (to state a material fact required to be stated therein or necessary to make statements therein not misleading) that is based upon or in conformity with written information furnished (or not furnished, in the case of an omission) by such person expressly for use in such Registration Statement or (ii) a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required by applicable law.

          (b) To the extent permitted by law, each Holder who is named in such Registration Statement as a selling shareholder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon (i) any disclosure or any omission or alleged omission (to state a material fact required to be stated therein or necessary to make statements therein not misleading) that is based upon or in conformity with written information furnished (or not furnished, in the case of an omission) by such person expressly for use in such Registration Statement, or
(ii) a failure of such Holder to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required under applicable law . Subject to the provisions of paragraph 5(c) below, such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss;

provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this paragraph 5(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under such Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, promptly deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the delivery of notice of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).


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

          (e) The obligations of the Company and each Holder under this Section 5 shall survive the conversion of the Debenture and exercise of the Warrants in full, the completion of any offering or sale of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

     6.   REPORTS.

     With a view to making available to each Holder the benefits of Rule 144 and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

          (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, promptly upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder's compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

     7.   MISCELLANEOUS.

          (a) Expenses of Registration. Except as otherwise provided in the Securities Purchase Agreement, all reasonable expenses, other than underwriting discounts and commissions and fees and expenses of counsel and other advisors to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 3(g) hereof, shall be borne by the Company.

          (b) Amendment; Waiver. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Holders of at least two-thirds (2/3) of the Registrable Securities into which all of the Debenture and Warrants then outstanding are convertible or exercisable (without regard to any limitation on such conversion or exercise). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

          (c) Notices. Any notice, demand or request required or permitted to be given by the Company or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day and (ii) on the next Business Day after timely delivery to a reputable overnight courier, addressed as follows:

          If to the Company:

          Vyteris Holdings (Nevada), Inc.
          13-01 Pollitt Drive
          Fair Lawn, NJ 07410
          Attn: Chief Financial Officer
          Tel:  201-703-2299
          Fax:  201-703-2295

          with a copy to:

          Lowenstein Sandler PC
          65 Livingston Avenue
          Roseland, New Jersey 07068
          Attn: Peter H. Ehrenberg, Esq.
          Tel:  973-597-2350
          Fax:  973-597-2351

and if to a Holder, to such address as shall be designated by such Holder in writing to the Company.

          (d) Assignment. Upon the transfer of any Debenture, Warrants or Registrable Securities by a Holder, the rights of such Holder hereunder with respect to such securities so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a "Holder" for purposes of this Agreement, as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof, and (iii) such transfer is made in accordance with the applicable requirements of the Securities Purchase Agreement, the Debentures or the Warrants, as applicable.

          (e) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

          (g) Holder of Record. A person is deemed to be a Holder whenever such person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

          (h) Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (j) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.



                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first-above written.

VYTERIS HOLDINGS (NEVADA), INC.


By: /s/ Michael McGuinness
    --------------------------------
    Name:    Michael McGuinness
    Title:   Chief Financial Officer


SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

By: Satellite Asset Management, L.P., its Manager


By: /s/ Authorized Person
    --------------------------------


SATELLITE STRATEGIC FINANCE PARTNERS, LTD.

By: Satellite Asset Management, L.P., its Manager


By: /s/ Authorized Person
    --------------------------------

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first-above written.

VYTERIS HOLDINGS (NEVADA), INC.


By: /s/ Michael McGuinness
    --------------------------------
    Name:  Michael McGuinness
    Title: Chief Financial Officer


PALISADES MASTER FUND, L.P.


By: /s/ Authorized Person
    --------------------------------

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first-above written.

VYTERIS HOLDINGS (NEVADA), INC.


By: /s/ Michael McGuinness
    --------------------------------
    Name:  Michael McGuinness
    Title: Chief Financial Officer


QUBIT HOLDINGS LLC


By: /s/ Authorized Person
    --------------------------------